UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 23, 2006

                          CAPITAL CITY BANK GROUP, INC.
             (Exact name of registrant as specified in its charter)

         Florida                                 0-13358                            59-2273542
(State of Incorporation)                (Commission File Number)                  (IRS Employer
                                                                               Identification No.)

   217 North Monroe Street, Tallahassee, Florida                                32301
      (Address of principal executive offices)                                (Zip Code)

       Registrant's telephone number, including area code: (850) 671-0300
                                                           --------------

               ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                          CAPITAL CITY BANK GROUP, INC.

                                    FORM 8-K
                                 CURRENT REPORT

Item 1.01.      Entry into a Material Definitive Agreement.

2006 Stock Option Agreement

      The Compensation Committee of the Board of Directors of Capital City Bank Group, Inc. (the "Registrant") recommended and, on March 23, 2006, the Board approved, the 2006 Stock Option Agreement (the "2006 Agreement") for William G. Smith, Jr., the Registrant's Chairman, President, and CEO. Pursuant to the 2006 Agreement, the Registrant agreed to award a fixed dollar Black-Scholes equivalent value of stock options based on achieving a specified three-year compound growth rate in earnings per share ("EPS"). The target award for achieving a 10% compound growth rate in EPS is $250,000. No award is earned if actual performance is below a 7.5% compound growth rate in EPS, the minimum performance level. A maximum award of $500,000 is earned if the EPS compound growth rate equals or exceeds 12.5%, the maximum performance level. If the compound growth rate in EPS is greater than the minimum performance level and less than or equal to the maximum performance level, then the award will be made on a pro-rata basis.

      No later than 60 days after the fiscal year 2006 audited earnings of the Registrant have been released to the general public, Mr. Smith will become eligible to receive the grant of stock options under the 2006 Agreement. The exercise price will be set at the closing price of a share of Common Stock of the Registrant as reported on the NASDAQ National Market as of the grant date.

      Provided that Mr. Smith remains in the employ of the Registrant, any stock options awarded pursuant to the 2006 Agreement will vest at a rate of one-third (1/3) on each of the first, second and third anniversaries of the grant date, unless a change of control occurs, in which case the stock options will immediately vest.

      The foregoing summary of the material provisions of the 2006 Agreement does not purport to be complete and is qualified in its entirety by reference to
Exhibit 10.1 to this Current Report on Form 8-K.

Non-Employee Director Compensation

      The Compensation Committee of the Board of Directors of the Registrant recommended and, on March 23, 2006, the Board approved, an amendment to the Registrant's Non-Employee Director Compensation Plan, retroactively effective to January 1, 2006. All directors of the Registrant other than William G. Smith, Jr., Thomas A. Barron, and L. McGrath Keen, Jr., who are employed by the Registrant, are eligible under the Registrant's Non-Employee Director Compensation Plan.

      Under the Registrant's former Non-Employee Director Compensation Plan, each eligible director earned an annual retainer of $12,500. In addition, each eligible director earned $1,000 for each Board meeting attended. Chairs of committees each earned an additional annual retainer of $1,250, except the chair of the Audit Committee who earned $2,500 as the additional annual retainer.

      Under the Registrant's Non-Employee Director Compensation Plan, as amended, each eligible director will earn an annual retainer of $12,000 cash and 400 shares of CCBG common stock, issued pursuant to the Registrant's 2005 Director Stock Purchase Plan ("DSPP"). In addition, each eligible director will earn $750 for each Board meeting attended whether in-person or telephonically. Certain additional retainers will be paid in cash as follows, if applicable:

------------------------------------------- ------------------------------------
Lead Director                                               $ 2,000
------------------------------------------- ------------------------------------
Audit Committee Chair                                         6,000
------------------------------------------- ------------------------------------
Compensation Committee Chair                                  4,000
------------------------------------------- ------------------------------------
Corporate Governance Chair                                    2,000
------------------------------------------- ------------------------------------
Nominating Committee Chair                                    2,000
------------------------------------------- ------------------------------------
Audit Committee Member                                        6,000
------------------------------------------- ------------------------------------
Compensation Committee Member                                 4,000
------------------------------------------- ------------------------------------
Corporate Governance Member                                   2,000
------------------------------------------- ------------------------------------
Nominating Committees Member                                  2,000
------------------------------------------- ------------------------------------

      The Registrant's Non-Employee Director Compensation Plan, as amended, continues to permit the purchase of shares of common stock at a 10% discount from fair market value under the 2005 Director Stock Purchase Plan. The registrant will continue its practice of not reimbursing directors for travel expenses related to attendance at meetings, unless approved by the Compensation Committee.

      The foregoing summary of the material provisions of the Registrant's Non-Employee Director Compensation Plan, as amended, does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

      (c) Exhibits.

      Item No.   Description of Exhibit
      --------   ----------------------

       10.1 2006 Stock Option Agreement by and between Capital City Bank Group, Inc. and William G. Smith, Jr., dated March 23, 2006.

       10.2 Capital City Bank Group, Inc. Non-Employee Director Plan, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CAPITAL CITY BANK GROUP, INC.

Date:     March 29, 2006                        By: /s/ J. Kimbrough Davis
          --------------                           -----------------------------
                                                    J. Kimbrough Davis,
                                                    Executive Vice President
                                                    and Chief Financial Officer